We hereby consent to the inclusion in Form 10-K for fiscal year ended September 30, 1996 of our report dated November 1, 1996 relating to the financial statements of Cheung Laboratories, Inc.

STEGMAN & COMPANY



December 9, 1996
Towson, Maryland